                                                                      Exhibit 24

                                POWER OF ATTORNEY

     The undersigned, as Chairman and Chief Executive Officer of The Ackerley Group, Inc. ("Company"), appoints each of Denis M. Curley, Christopher H. Ackerley and Kevin E. Hylton as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Barry A. Ackerley
                                             -----------------------------------
                                             Barry A. Ackerley
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                               POWER OF ATTORNEY


     The undersigned, as Co-President and a Director of The Ackerley Group, Inc. ("Company"), appoints each of Barry A. Ackerley, Denis M. Curley, and Kevin E. Hylton as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.


                                        /s/ Christopher H. Ackerley
                                        ---------------------------
                                            Christopher H. Ackerley

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Edward G. Ackerley
                                             -----------------------------------
                                             Edward G. Ackerley

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Gail A. Ackerley
                                             -----------------------------------
                                             Gail A. Ackerley

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Deborah L. Bevier
                                             -----------------------------------
                                             Deborah L. Bevier

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Chris W. Birkeland
                                             -----------------------------------
                                             Chris W. Birkeland

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Kimberley A. Cleworth
                                             -----------------------------------
                                             Kimberley A. Cleworth

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Keith D. Grinstein
                                             -----------------------------------
                                             Keith D. Grinstein

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Michael T. Lennon
                                             -----------------------------------
                                             Michael T. Lennon

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 21st day of February, 2001.

                                             /s/ Michel C. Thielen
                                             -----------------------------------
                                             Michel C. Thielen